SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________
FORM 8-K
__________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 19, 2007

LA SOLUCION, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

DELAWARE		20-3079717
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)
7425 Brighton Village Drive
Chapel Hill, NC 27515
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(919) 538-2305
(ISSUER TELEPHONE NUMBER)

(FORMER NAME AND ADDRESS)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.     Material Modification to Rights of Security Holders.

Effective December 19, 2007 La Solucion, Inc. (the “Company”) effectuated a 4.20168 for one forward stock split pursuant to a certificate of amendment to the Company’s certificate of incorporation  such that stockholders of record of the Company’s common stock as of such date received 4.20168 shares of the Company’s common stock for each one share of common stock owned prior to such date. The certificate of amendment to the Company’s certificate of incorporation was approved by a majority of the Company’s stockholders on December 18, 2007.

Item 9.01.    Financial Statement and Exhibits.

(a)	Financial statements of business acquired:
None
(b)	Exhibits

3.1         Certificate of Amendment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

La Solucion, Inc.
By: /s/Raymond Tejeda-Acevedo
Raymond Tejeda-Acevedo
Presidentand Chief Executive Officer

Dated: December 20, 2007

EXHIBIT INDEX

3.1    Certificate of Amendment